NUVEEN MID CAP GROWTH OPPORTUNITIES FUND

SUPPLEMENT DATED MARCH 19, 2019

TO THE SUMMARY PROSPECTUS DATED FEBRUARY 28, 2019

Effective immediately, James A. Diedrich and Harold R. Goldstein are no longer portfolio managers for Nuveen Mid Cap Growth Opportunities Fund and Gregory J. Ryan is added as the portfolio manager for the fund.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-FMCGOS-0319P